UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Plutonian Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED [●], 2024

PLUTONIAN ACQUISITION CORP.

1441 Broadway 3rd, 5th & 6th Floors

New York, NY 10018

NOTICE OF THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2024

To the Stockholders of Plutonian Acquisition Corp.:

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of Plutonian Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”) to be held on [●], 2024 at [●] [a.m. / p.m.] Eastern time. The annual meeting will be held virtually at [●]. At the annual meeting, the stockholders will consider and vote upon the following proposals:

●	Proposal No. 1—The Director Proposal – a proposal to re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified;

●	Proposal No. 2—The Auditor Proposal – a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023; and

●	Proposal No. 3—The Adjournment Proposal – a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Each of the Director Proposal and the Auditor Proposal (together, the “Proposals”) and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The Board has fixed the close of business on [●], 2024 as the date for determining our stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Director Proposal and the Auditor Proposal are fair to and in the best interests of our Company and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal if the Adjournment Proposal is presented.

Under Delaware law and our bylaws, no other business may be transacted at the annual meeting.

Enclosed is the proxy statement containing detailed information concerning each of the proposals and the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you virtually at the meeting.

Dated: [●], 2024

By Order of the Board of Directors,

/s/
Wei Kwang Ng Chief Executive Offiver, President and Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a stockholder of record, you may also cast your vote virtually at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the annual meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Proposals. With respect to the Adjournment Proposal, abstentions will have the same effect as “AGAINST” votes and broker non-votes will have no effect on the approval of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on [●], 2024: This notice of meeting, accompanying proxy statement and proxy card are available at [●].

PROXY STATEMENT — DATED [●], 2024

PLUTONIAN ACQUISITION CORP.

1441 Broadway 3rd, 5th & 6th Floors

New York, NY 10018

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of Plutonian Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”) to be held on [●], 2024 at [●] [a.m. / p.m.] Eastern time. The annual meeting will be held virtually at [●]. At the annual meeting, the stockholders will consider and vote upon the following proposals:

●	Proposal No. 1—The Director Proposal – a proposal to re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified;

●	Proposal No. 2—The Auditor Proposal – a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023; and

●	Proposal No. 3—The Adjournment Proposal – a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Each of the Director Proposal and the Auditor Proposal (together, the “Proposals”) and the Adjournment Proposal are more fully described in the Company’s proxy statement.

The record date for the annual meeting is [●], 2024. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. On the record date, there were [5,000,767] outstanding shares of common stock. Our warrants and rights do not have voting rights.

This proxy statement contains important information about the annual meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [●], 2024 and is first being mailed to stockholders on or about [●], 2024.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the annual meeting of stockholders to be held on [●], 2024 at [●] [a.m. / p.m.] Eastern time. The annual meeting will be held at [●]. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual meeting.

Why does the Company need to hold an annual meeting?

The meeting is being held to satisfy the annual meeting requirements of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2023.

What is being voted on?

You are being asked to vote on three proposals:

•	a proposal to re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified;

•	a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023; and

•	a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

What vote is required to approve each of the proposals and how are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon.

With respect to each of the Proposals, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Proposals presented to the stockholders at the annual meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the annual meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

With respect to the Adjournment Proposal, abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. None of the Proposals are considered “discretionary” items. We urge you to give voting instructions to your broker on all proposals.

When and where is the annual meeting?

The annual meeting will be held at [●] Eastern time, on [●], 2024, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the annual meeting by visiting [●] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the annual meeting telephonically by dialing [●] (toll-free within the United States and Canada) or [●] (outside of the United States and Canada, standard rates apply). The pin number for telephone access is [●]#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The annual meeting will be held in virtual meeting format only. You will not be able to attend the annual meeting physically.

How do I attend the virtual annual meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from Equity Stock Transfer, LLC. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Equity Stock Transfer, LLC at the phone number or e-mail address below: Tel: (212) 575-5757 Email: proxy@equitystock.com. If you are a registered stockholder, you received a proxy card from Equity Stock Transfer, LLC. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Equity Stock Transfer, LLC at the phone number or e-mail address below: (212) 575-5757, or email proxy@equitystock.com.

You can pre-register to attend the virtual meeting starting [●], 2024 at [●] Eastern time (five days prior to the date of the annual meeting). Enter the following URL address into your browser: [●], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the annual meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the annual meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact Equity Stock Transfer, LLC to receive a control number. If you plan to vote at the annual meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, Equity Stock Transfer, LLC will issue you a guest control number with proof of ownership. Either way you must contact Equity Stock Transfer, LLC for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the annual meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the annual meeting by dialing [●], within the U.S. and Canada, or [●] (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [●]#. This is listen only, you will not be able to vote or enter questions during the annual meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the annual meeting or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the annual meeting or by voting virtually at the annual meeting. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1441 Broadway 3rd, 5th & 6th Floors, New York, NY 10018, Attn: Corporate Secretary.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the annual meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the annual meeting. Because all of the proposals to be voted on at the annual meeting are expected to be treated as “non-discretionary” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the annual meeting. If there is no quorum, the presiding officer of the annual meeting may adjourn the annual meeting to another date.

Who can vote at the annual meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on [●], 2024, are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof. As of the record date, there were [5,000,767] outstanding shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, i.e., Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged FirstCover Proxy (“FirstCover”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay FirstCover its customary fee. The Company will also reimburse FirstCover for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Plutonian Acquisition Corp.

1441 Broadway 3rd, 5th & 6th Floors

New York, NY 10018

Attn: Wei Kwang Ng

Email: ngweik@plutoniancorp.com

You may also contact the Company’s proxy solicitor at:

First Cover Stock Transfer, LLC (for general info)
450 7 Avenue
Suite 905
New York, NY 10123
Tel: (888) 866-0270
Email: proxysupport@firstcover.com

Equity Stock Transfer, LLC (for voting purposes)
237 W 37 Street
Suite 602
New York, NY 10018
Tel: (212) 575-5757
Email: proxy@equitystock.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2023, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

BACKGROUND

Our Company

We are a blank check company formed under the laws of the State of Delaware on March 11, 2021. We were formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination. Our efforts to identify a target business will not be limited to a particular industry or geographic region, although we intend to focus our search for a target business on companies engaged in metaverse technologies, tourism and e-commerce related industries in the Asia-Pacific, or APAC, region. We affirmatively exclude as an initial business combination target any company of which financial statements are audited by an accounting firm that the PCAOB is unable to inspect for two consecutive years beginning in 2021 and any target company with China operations consolidated through a VIE structure.

We intend to utilize cash derived from the proceeds of the IPO and the private placement of SPAC Private Units, our securities, debt or a combination of cash, securities and debt, in effecting the Business Combination. We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a Business Combination will be successful.

On August 8, 2023, the Company held a special meeting of stockholders, at which the Company’s stockholders approved (i) an amendment to the Company’s amended and restated certificate of incorporation and (ii) an amendment to the Investment Management Trust Agreement, dated November 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the date by which the Company must consummate a business combination, up to four times for an additional three months each time, from August 15, 2023 to August 15, 2024 (the date that is 21 months from the closing date of the Company’s initial public offering of units).

In connection with the stockholders’ vote at the special meeting, an aggregate of 2,510,358 shares with redemption value of approximately $26,244,894 (or $10.45 per share) of the Company’s common stock were tendered for redemption.

The mailing address of our principal executive office is 1441 Broadway 3rd, 5th & 6th Floors, New York, NY 10018. Our telephone number at such address is (646) 969-0946.

The Annual Meeting

Date, Time and Place

The annual meeting will be held at [●], on [●], 2024. The annual meeting will be held virtually, at [●]. At the annual meeting, the stockholders will consider and vote upon the following proposals:

●	a proposal to re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified;

●	a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023; and

●	a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the annual meeting, if you owned shares of our common stock at the close of business on [●], 2024, the record date for the annual meeting. You will have one vote per proposal for each share you owned at that time. Our warrants and rights do not carry voting rights. At the close of business on the record date, there were [5,000,767] shares of common stock outstanding, each of which entitles its holder to cast one vote per share.

Votes Required

Approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon.

With respect to each of the Proposals, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Proposals presented to the stockholders at the annual meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the annual meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide. If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the annual meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the annual meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the annual meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Wei Kwang Ng to act as your proxy at the annual meeting. One of them will then vote your shares at the annual meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the annual meeting.

Alternatively, you can vote your shares in person by attending the annual meeting virtually.

A special note for those who plan to attend the annual meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the annual meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the annual meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Director Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the annual meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, First Cover Stock Transfer, LLC, at (888) 866-0270 (call toll-free), or by sending an email to proxysupport@firstcover.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the annual meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the annual meeting. A proxy may be revoked by filing with [●], at Plutonian Acquisition Corp., 1441 Broadway 3rd, 5th & 6th Floors, New York, NY 10018, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the annual meeting and voting virtually.

Simply attending the annual meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the annual meeting. If you wish to attend the annual meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the annual meeting. The Company has agreed to pay FirstCover its customary fee. The Company will also reimburse FirstCover for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact FirstCover at:

First Cover Stock Transfer, LLC (for general info)
450 7 Avenue
Suite 905
New York, NY 10123
Tel: (888) 866-0270
Email: proxysupport@firstcover.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the annual meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the annual meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the annual meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the annual meeting. If other matters do properly come before the annual meeting, or at any adjournment(s) of the annual meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

PROPOSAL NO. 1—THE DIRECTOR PROPOSAL

Overview

At the annual meeting, our stockholders are being asked to re-elect five directors as directors to the Board.

Our Board has five members, three of whom are deemed “independent” under SEC and Nasdaq rules. The term of the directors expires at the first annual meeting of the stockholders of the Company following the effectiveness of the charter. Directors whose terms expire at an annual meeting may also be re-elected if nominated by the Board.

As this annual meeting of stockholders (and being our first annual meeting of stockholders since the IPO), the term of all our directors will expire at the annual meeting. However, the Board has nominated such individuals for re-election as directors, to hold office until the next succeeding annual meeting of stockholders following this annual meeting, or until their respective successors are elected and qualified, subject to their earlier death, resignation or removal.

Unless you indicate otherwise, the shares of common stock represented by executed proxies in the form enclosed will be voted to re-elect each of our directors to the Board unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any nominee will be unavailable or, if elected, will decline to serve as a director of the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the record date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Wei Kwang Ng	43	Chief Executive Officer, Chairman and President
Ke Wang	48	Chief Financial Officer and Director
Sze Wai Lee	54	Independent Director
Robert M. Annis	41	Independent Director
Harry Harnett	72	Independent Director

The following is a summary of the biographical information of our director-nominees:

Wei Kwang Ng has been our Chairman, President and Chief Executive Officer since August 2022. Mr. Ng has been the independent director of Redwoods Acquisition Corp (Nasdaq: RWOD) since January 2022. Mr. Ng is currently holding the position of assistant vice president of Singapore Post Ltd since April 2022. He has held the position of chief operating officer of Parcel Santa Pte Ltd, a Singaporean technology company facilitating and value-adding in the logistics space of last mile delivery, since July 2017. Mr. Ng was the director of operations of World Marketing Group Pte Ltd. from March 2019 to March 2020. He was the managing director of LegalFocus Consultants, Inc. from 2011 to 2018. He worked at Merrill Brink International as a project manager from May 2008 to March 2011. Mr. Ng received his bachelor’s degree in Business Management with a concentration in Finance and in Economics from Stony Brook State University in 2007. We believe Mr. Ng is qualified to serve on our board of directors because of his extensive entrepreneurial and management experience, as well as his contacts and relationships.

Ke Wang has been our Chief Financial Officer and a director since February 2022. Mr. Wang currently serves as the head of quantitative research at Allstate Insurance Company starting from August 2021. Previously, he served as the global head of quantamental solutions in investment management segment at S&P Global Inc. from October 2016 to April 2021 and its senior director from May 2008 to October 2016, where he was in charge of the quantitative solutions business globally and managed a team of product managers, researchers and technologists to deliver the quantitative solutions to the company’s global clients. Mr. Wang received his MBA degree from University of Chicago Booth Business School in 2008 and master’s degree in Computer Science from DePaul University in 2001. He graduated from University of Science and Technology in China with a bachelor’s degree in Computer Science in 1998. We believe Mr. Wang is qualified to serve on our board of directors because of his extensive investment and management experience, as well as his contacts and relationships.

Robert M. Annis has served as our independent director since February 2022. He has served as the founder and the management partner of The Art of Admissions since 2016. Previously, he served as a litigation associate at Simpson Thacher & Bartlett LLP from September 2008 to February 2016. Mr. Annis received his bachelor’s degree in Social Studies from Harvard University in 2004. He received his Juris Doctor Degree in Law from Cornell University in 2008. We believe Mr. Annis is qualified to serve on our board of directors due to his extensive commercial, legal and business development experience.

Sze Wai Lee has served as our independent director since February 2022. Mr. Lee has more than 28 years of experience in accounting, finance and investment. Mr. Lee has served as chairman of the board of directors and the chief executive officer of Shanghai Yingli Investment Management Co., Ltd, a PRC registered company engaged in media business in China under the brand name “Forbes China,” since 2018 and also the executive director and chief executive officer of Shanghai Capital Resources Investment Management Company Ltd, a PRC registered company engaged in commodities trading, since April 2015. He also served as the executive director and general manager of Shenzhen Yingli Investment Management Co., Ltd from December 2019 to October 2021 and a member of the board of directors of Forbes Global Media Holdings Inc. and Forbes Media LLC from May 2017 to November 2020. Mr. Lee received his bachelor’s degree in Commerce in Accounting from University of Wollongong in 1992. Mr. Lee is also a CPA of CPA Australia and a fellow member of Hong Kong Institute of CPA. We believe Mr. Lee is qualified to serve on our board of directors due to his extensive financial, commercial, corporate strategy, investment and transaction experience.

Harry Harnett has served as our independent director since February 2022. Mr. Harnett served as the chief operating officer and president at ADF Companies, a franchised restaurant operator of Pizza Hut, from August 2016 to June 2020. Mr. Harnett received his bachelor’s degree in Business Administration from Shorter University in 1998. We believe Mr. Harnett is qualified to serve on our board of directors due to his commercial, business development and transaction experience, as well as his contacts and relationships.

Number and Terms of Office of Officers and Directors

We have five directors. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the directors will expire at this annual meeting (being our first annual meeting of stockholders since the IPO).

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our charter as it deems appropriate. Our charter provides that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries, Assistant Treasurers and such other officers as may be determined by the Board.

Our officers and board of directors are composed of a diverse group of leaders with a wide array of professional roles. In these roles, they have gained experience in core management skills, such as strategic and financial planning, financial reporting, compliance, risk management, and leadership development. Many of our officers and directors also have experience serving on boards of directors and board committees of other companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, our officers and directors also have other experience that makes them valuable, managing and investing assets or facilitating the consummation of business combinations.

Except as described under “Conflicts of Interest” in our Annual Report on Form 10-K, none of these individuals is currently a principal of or affiliated with a public company or blank check company that executed a business plan similar to our business plan. We, along with our officers and directors, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our officers and board members described below, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of consummating an acquisition transaction.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Sze Wai Lee, Robert M. Annis and Harry Harnett are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Vote Required for Approval

The approval of the Director Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy at the annual meeting and entitled to vote thereon. Broker non-votes with respect to this proposal will the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Director Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 1,703,625 insider shares, representing approximately 34.07% of our issued and outstanding common stock.

Recommendation

Our Board has determined that the Director Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Director Proposal.

Our Board recommends that you vote “FOR” the Director Proposal.

PROPOSAL NO. 2—THE AUDITOR PROPOSAL

Overview

We are asking our stockholders to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, our audit committee intends to reconsider the selection of Marcum as the company’s independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2022 and is currently in the process of auditing our financial statements for the fiscal year ended December 31, 2023.

Principal Accountant Fees and Services

The following is a summary of fees paid or to be paid to Marcum LLP (“Marcum”) for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023 and December 31, 2022 totaled $146,240 and $65,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the years ended December 31, 2023 and December 31, 2022.

Tax Fees. During the year ended December 31, 2023, our independent registered public accounting firms did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees. During the year ended December 31, 2023, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Vote Required for Approval

The approval of the Auditor Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy at the annual meeting and entitled to vote thereon. Broker non-votes with respect to this proposal will the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Auditor Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 1,703,625 insider shares, representing approximately 34.07% of our issued and outstanding common stock.

Recommendation

Our Board has determined that the Auditor Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Auditor Proposal.

Our Board recommends that you vote “FOR” the Auditor Proposal.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of certain of the Proposals. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals. In no event will our Board adjourn the annual meeting beyond [●], 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the annual meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation

Our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Adjournment Proposal.

Our Board recommends that you vote “FOR” the Adjournment Proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2022, we sold an aggregate of 1,437,500 shares of our common stock (“Common Stock”) for $25,000, or approximately $0.02 per share, to our insiders. The insiders have agreed not to transfer, assign or sell any of their insider shares (except to certain permitted transferees) until the earlier of (1) 150 calendar days after the date of the consummation of our initial business combination and the date on which the closing price of our shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination or (2) six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Simultaneously with the closing of the IPO on November 15, 2022, we consummated the private placement (“Private Placement”) with Plutonian Investments LLC, our sponsor (the “Sponsor”), purchasing 266,125 private units (“Private Units”), at a price of $10.00 per Private Unit, generating gross proceeds of $2,562,500.00. The Private Units (and the underlying securities) are identical to the public units sold in our IPO, except as otherwise disclosed in the registration statement. No underwriting discounts or commissions were paid with respect to such sale. Additionally, the initial purchasers in the Private Placement agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of our initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

In order to meet our working capital needs following the consummation of our IPO, our insiders, officers, and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $600,000 of the notes may be converted upon consummation of our business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 70,000 shares of Common Stock (which includes 10,000 shares of Common Stock issuable upon conversion of rights) and 60,000 warrants). Our pre-IPO stockholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial business combination. If we do not complete a business combination, any outstanding loans from our insiders, officers and directors or their affiliates, will be repaid only from amounts remaining outside our trust account, if any. On February 20, 2022, the Sponsor agreed to loan us up to an aggregate amount of $200,000 to be used, in part, for transaction costs incurred in connection with the IPO (the “Promissory Note”). The Promissory Note is unsecured, interest-free and due on the closing of the IPO. We repaid the outstanding balance of $200,000 to the Sponsor on November 29, 2022.

On June 20, 2023, August 8, 2023 and September 14, 2023, the Sponsor provided us with a loan of $150,000 (“Promissory Note 1”), $210,000 (“Promissory Note 2”) and $140,000 (“Promissory Note 3”), respectively, to be used, in part, for working capital and term extension fees. Promissory Note 1 and Promissory Note 3 are unsecured, interest-free and payable on the earlier of: 1) the date on which we consummate an initial business combination, or 2) the date we liquidate if a business combination is not consummated. The Sponsor may elect to convert the promissory notes in shares of Common Stock at a fixed price of $10.00 per share at any time when promissory notes remain outstanding. Promissory Note 2 has the same terms as Promissory Note 1 and Promissory Note 3, except the Sponsor may elect to convert the promissory note into 25,200 shares ($8.33 per share) of the Common Stock. As of September 30, 2023 and December 31, 2022, $500,000 and $0 were outstanding, respectively, under all the promissory notes.

The holders of our insider shares issued and outstanding on the date of our IPO, as well as the holders of the private units (and underlying securities) and any shares our insiders, officers, directors, or their affiliates may be issued in payment of working capital loans made to us, will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of our IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of Common Stock are to be released from escrow. The holders of a majority of the private units or shares issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our Audit Committee will review and approve all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our Audit Committee will be reviewed and approved by our board of directors, with any interested director abstaining from such review and approval.

No compensation or fees of any kind, including finder’s fees, consulting fees, or other similar compensation, will be paid to our insiders or any of the members of our management team, for services rendered to us prior to, or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our uninterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our Audit Committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our insiders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or insiders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Board Committees

The board has a standing audit, nominating and compensation committee. The independent directors oversee director nominations. Each audit committee (the “Audit Committee”), nominating committee (the “Nominating Committee”) and compensation committee (the “Compensation Committee”) has a charter, which was filed with the SEC as exhibits to the Registration Statement on Form S-1 on October 14, 2022.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages our independent accountants, reviewing their independence and performance; reviews our accounting and financial reporting processes and the integrity of our financial statements; the audits of our financial statements and the appointment, compensation, qualifications, independence and performance of our independent auditors; our compliance with legal and regulatory requirements; and the performance of our internal audit function and internal control over financial reporting. The Audit Committee held no formal meetings during 2022 and 2023 as we do not have any underlying business or employees, relying on monthly reports and written approvals as required.

The members of the Audit Committee are Sze Wai Lee, Robert M. Annis, and Harry Harnett, each of whom is an independent director under Nasdaq’s listing standards. Sze Wai Lee is the Chairperson of the Audit Committee. The board has determined that Sze Wai Lee qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Nominating Committee

The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board. Specifically, the Nominating Committee makes recommendations to the board regarding the size and composition of the board, establishes procedures for the director nomination process and screens and recommends candidates for election to the board. On an annual basis, the Nominating Committee recommends for approval by the board certain desired qualifications and characteristics for board membership. Additionally, the Nominating Committee establishes and administers a periodic assessment procedure relating to the performance of the board as a whole and its individual members. The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating Committee does not distinguish among nominees recommended by shareholders and other persons. The Nominating Committee was not established until the closing of the IPO and therefore held no meetings in 2022 and 2023.

The members of the Nominating Committee are Sze Wai Lee, Robert M. Annis, and Harry Harnett, each of whom is an independent director under Nasdaq’s listing standards. Robert M. Annis is the Chairperson of the Nominating Committee.

Compensation Committee

The Compensation Committee reviews annually our corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the board with respect to non-CEO and non-CFO compensation and administers our incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. Our chief executive officer may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. Our executive officers do not play a role in suggesting their own salaries. Neither we nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. The Compensation Committee did not meet during 2022 and 2023.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The members of the Compensation Committee are Sze Wai Lee, Robert M. Annis, and Harry Harnett, each of whom is an independent director under Nasdaq’s listing standards. Harry Harnett is the Chairperson of the Compensation Committee.

Conflicts of Interest

Investors should be aware of the following potential conflicts of interest:

●	None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

●	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. Our management has pre-existing fiduciary duties and contractual obligations and may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

●	Our officers and directors may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by our company.

●	Unless we consummate our initial business combination, our officers, directors and insiders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account and the amount of interest income from the trust account that may be released to us as working capital.

●	The insider shares beneficially owned by our officers and directors will be released from escrow only if our initial business combination is successfully completed. Additionally, if we are unable to complete an initial business combination within the required time frame, our officers and directors will not be entitled to receive any amounts held in the trust account with respect to any of their insider shares or private units. Furthermore, our insiders (and/or their designees) have agreed that the private units will not be sold or transferred by them until after we have completed our initial business combination. For the foregoing reasons, our board may have a conflict of interest in determining whether a particular target business is an appropriate business with which to affect our initial business combination.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

●	the corporation could financially undertake the opportunity;

●	the opportunity is within the corporation’s line of business; and

●	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. In order to minimize potential conflicts of interest which may arise from multiple affiliations, our officers and directors (other than our independent directors) have agreed to present to us for our consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of: (1) our consummation of an initial business combination and (2) 9 months (or up to 18 months, as applicable) from the date of our IPO. This agreement is, however, subject to any pre-existing fiduciary and contractual obligations such officer or director may from time to time have to another entity. Accordingly, if any of them becomes aware of a business combination opportunity which is suitable for an entity to which he or she has pre-existing fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that the pre-existing fiduciary duties or contractual obligations of our officers and directors will materially undermine our ability to complete our business combination because in most cases the affiliated companies are closely held entities controlled by the officer or director or the nature of the affiliated company’s business is such that it is unlikely that a conflict will arise.

The following table summarizes the current pre-existing fiduciary or contractual obligations of our officers and directors:

Name of Individual	Name of Affiliated Company	Entity’s Business	Affiliation
Wei Kwang Ng	Parcel Santa Pte Ltd Redwoods Acquisition Corp.	Technology SPAC	Chief Financial Officer Independent Director
Sze Wai Lee	Shanghai Yingli Investment Management Co., Ltd, Shanghai Capital Resources Investment Management Company Ltd	Investment	Chief Executive Officer and Director
Robert M. Annis	The Art of Admissions	Admissions Consulting	Founder and Chief Executive Officer

Our insiders and EF Hutton have agreed to vote any shares of Common Stock held by them in favor of our initial business combination. In addition, they have agreed to waive their respective rights to receive any amounts held in the trust account with respect to their insider shares and private shares if we are unable to complete our initial business combination within the required time frame. If they purchase shares of common stock in the open market, however, they would be entitled to receive their pro rata share of the amounts held in the trust account if we are unable to complete our initial business combination within the required time frame, but have agreed not to redeem such shares in connection with the consummation of our initial business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our officers, directors or insiders, unless we have obtained (i) an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and independent directors (if we have any at that time). Furthermore, in no event will our insiders or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

Code of Ethics

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our shares of Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us and no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock (“Common Stock”) as of the date of this proxy statement, by:

●	each person known by us to be the beneficial owner of 5% or more of Common Stock;

●	each of our current officers and directors; and

●	all of our current officers and directors, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares (of the applicable type) beneficially owned by them.

The percentage of beneficial ownership of us in the table below is calculated based on 5,000,767 shares of SPAC Common Stock outstanding as of February 22, 2024.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Approximate Percentage of Outstanding Shares of Common Stock
Plutonian Investments LLC(2)	1,538,625	30.77%
Wei Kwang Ng	50,000	1.00%
Ke Wang	30,000	*	%
Sze Wai Lee	40,000	*	%
Robert M. Annis	25,000	*	%
Harry Harnett	20,000	*	%
All current directors and executive officers as a group (five individuals)	1,703,625	34.07%
Harraden Circle Investors, LP(3)	293,035	5.86%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Plutonian Acquisition Corp., 1441 Broadway 3rd, 5th & 6th Floors, New York, NY 10018.
(2)	Plutonian Investments LLC, our sponsor, is controlled by Mr. Guojian Zhang.
(3)	Based on a Schedule 13G filed by the reporting person. The address for the reporting person is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the annual meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of annual meeting to stockholders may be transacted at the annual meeting.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next annual meeting may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before [●] 2024. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next annual meeting, other than one that will be included in our proxy materials, must notify us no later than [●], 2024. If a shareholder who wishes to present a proposal fails to notify us by [●], 2024, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

Stockholder Communications

Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of Plutonian Acquisition Corp., 1441 Broadway 3rd, 5th & 6th Floors, New York, NY 10018.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 1441 Broadway 3rd, 5th & 6th Floors, New York, NY 10018, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Director Proposal, the Auditor Proposal or the Adjournment Proposal by contacting us at the following address or email:

Plutonian Acquisition Corp.

1441 Broadway 3rd, 5th & 6th Floors

New York, NY 10018

Attn: Wei Kwang Ng

Email: ngweik@Plutoniancorp.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

First Cover Stock Transfer, LLC (for general info)
450 7 Avenue
Suite 905
New York, NY 10123
Tel: (888) 866-0270
Email: proxysupport@firstcover.com

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than [●], 2024 (one week prior to the date of the annual meeting).

Preliminary Proxy Card

PLUTONIAN ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [__________], 2024: The Proxy Statement is available at [____________________]

The undersigned hereby appoints Wei Kwang Ng as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Plutonian Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on [__________], 2024 at [_] a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated [__________], 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	Proposal No. 1—The Director Proposal – a proposal to re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified.

For ☐ Against ☐ Abstain ☐

2.	Proposal No. 2—The Auditor Proposal – a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

For ☐ Against ☐ Abstain ☐

3.	Proposal No. 3—The Adjournment Proposal – a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:______
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.